UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

Mobile Mini, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following update was included in an investor presentation by Mobile Mini, Inc. on May 1, 2020

WillScot Merger Transaction Update

Combination Creates Industry-Leading Specialty Leasing Platform

WILLSCOT

A Leading Modular Space Solutions Provider

mobile mini SOLUTIONS

A Leading Portable Storage Solutions Provider

2019 Fleet Count	Operating Locations	2019 Revenue [1]	2019 Adj. EBITDA [1][2]
366K	>275	~$1.7B	~$650M

Integration Planning & Regulatory Approvals on Track

Transaction

Regulatory

- Filed HSR
- Filed S-4

Integration

Capital/Leverage

1 *Combined 2019 Revenue and Adj. EBITDA*

WillScotMerger Transaction Update Integration Integration Planning & Regulatory Approvals on Track Two Iconic Industry Leaders with Distinct but Complementary Portfolios and Enhanced Ability to Serve Customers A Leading Modular Space Solutions Provider A Leading Portable Storage Solutions Provider019 Adj. EBITDA(1)(2) ~$650M 2019 Revenue(1) ~$1.7B Operating Locations >275 2019 Fleet Count 366K Combination Creates Industry-Leading Specialty Leasing Platform •Detailed integration planning in full swing facilitated by great cross-company collaboration •Incurring transaction and integration costs Q1 through Q4 Regulatory Transaction •Filed HSR •Filed S-4 •No change in transaction terms or expectation for Q3 closing •Current operating environment reinforces strategic and financial rational for the combination •Both companies cash generative heading into Q2 w/ample liquidity and deleveraging capability •Fully committed financing & minimum liquidity required to close Capital/Leverage 1Combined 2019 Revenue and Adj. EBITDA 2Including $50M of anticipated run-rate cost synergies for this transaction (expect to capture ~80% of cost synergies in run-rateby year 2 post-close). Adj. EBITDA is defined as net income before discontinued operations, net of tax (if applicable), interest expense, income taxes, depreciation and amortization, and debt restructuring or extinguishment expense (ifapplicable), including any write-off of deferred financing costs, and further excludes certain non-cash expenses, as well as transactions that management believes are not indicative of our ongoing business

Forward Looking Statements

This presentation contains forward-looking statements (including the earnings guidance/outlook contained herein) within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “plans,” “intends,” “may,” “will,” “should,” “shall,” “outlook” and variations of these words and similar expressions (or the negative thereof) identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements relate to the proposed business combination (the “Proposed Transaction”) involving Mobile Mini, Inc. (“Mobile Mini”) and WillScot Corporation (“WillScot”), including: expected scale; operating efficiency; stockholder, employee and customer benefits; key assumptions; timing of closing; the amount and timing of revenue and expense synergies; future financial benefits and operating results; and integration spend, which reflects management’s beliefs, expectations and objectives as of the date hereof. Forward-looking statements are subject to a number of risks, uncertainties, including the impacts of the COVID-19 pandemic, assumptions and other important factors, many of which are outside our control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Although Mobile Mini believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that any such forward-looking statement will materialize. Important factors that may affect actual results or outcomes include, among others, our ability to acquire and integrate new assets and operations; our ability to achieve planned synergies related to acquisitions; our ability to manage growth and execute our business plan; our estimates of the size of the markets for our products; the rate and degree of market acceptance of our products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting our profitability (including cost increases resulting from tariffs); potential litigation involving Mobile Mini; general economic and market conditions impacting demand for our products and services; implementation of tax reform; our ability to implement and maintain an effective system of internal controls; and such other risks and uncertainties described in the periodic reports we file with the SEC from time to time (including our Form 10-K for the fiscal year ending December 31, 2019), which are available through the SEC’s EDGAR system at www.sec.gov and on our website. Any forward-looking statement speaks only at the date which it is made, and we disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Mobile Mini also discloses in this presentation certain non-GAAP financial information including adjusted EBITDA. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Additional Information and Where to Find It

Additional information about Mobile Mini can be found on the Investor Relations section of Mobile Mini’s website at www.mobilemini.com.

Important Information About the Proposed Transaction

In connection with the Proposed Transaction, WillScot filed a registration statement on Form S-4 (No. 333-237746), which includes a preliminary prospectus of WillScot and a preliminary joint proxy statement of WillScot and Mobile Mini (the “joint proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to WillScot’s stockholders and Mobile Mini’s stockholders. Investors and security holders will be able to obtain these documents (if and when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by WillScot with the SEC may also be obtained free of charge from WillScot by requesting them by mail at WillScot Corporation, 901 S. Bond Street, Suite 600, Baltimore, Maryland 21231. The documents filed by Mobile Mini may also be obtained free of charge from Mobile Mini by requesting them by mail at Mobile Mini, Inc., 4646 E. Van Buren Street, Suite 400, Phoenix, Arizona 85008.

Participants in the Solicitation

WillScot, Mobile Mini, their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about WillScot’s directors and executive officers is available in WillScot’s proxy statement, dated March 20, 2020, as supplemented by the supplement dated April 13, 2020, for the 2020 Annual Meeting and WillScot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020. Information about Mobile Mini’s directors and executive officers is available in Mobile Mini’s proxy statement, dated March 16, 2020 as supplemented by the supplements dated March 16, 2020 and April 10, 2020, for its 2020 Annual Meeting of Stockholders and Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC, WillScot or Mobile Mini as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.